UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20552

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2008

WSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	26-1219088
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

4201 Mitchellville Road, Suite 200, Bowie, Maryland 20716
(Address of principal executive offices)

Registrant’s telephone number, including area code:    (301) 352-3120

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (1 7 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Financial Information

                On January 28, 2008, WSB Holdings, Inc., the parent company of Washington Savings Bank, F.S.B. (the “Bank”), issued a press release announcing results of operations for the Bank for the calendar quarter ending December 31, 2007.  The press release also announced the completion of the Bank’s reorganization into a holding company structure, and that a four-cent per share cash dividend will be paid on February 21, 2008 to stockholders of record as of February 11, 2008.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits.

                                                99.1         Press Release dated January 28, 2008.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSB Holdings, Inc.
(Registrant)

/s/ Randall M. Robey
Randall M. Robey
Chief Financial Officer

Date: January 29, 2008

Exhibit Index

99.1                           Press Release dated January 28, 2008